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Exhibit 10.1

                            STOCK PURCHASE AGREEMENT
                            ------------------------

         This STOCK PURCHASE AGREEMENT (this "Agreement") is made as of August 15, 2002 by and between Strategic Diagnostics Inc., a Delaware corporation (the "Company") and the undersigned parties (collectively, the "Purchasers").

         WHEREAS, the Company desires to sell certain shares of its common stock; and

         WHEREAS, the Purchasers, being members of the Company's board of directors, or their affiliates, desire to purchase certain shares of the Company's common stock on the terms and conditions set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agreed as follows:

             1. Investment.

                   (a) The Purchasers concurrently with the execution and delivery of this Agreement shall purchase from the Company the number of shares of the Company's common stock, par value $.01 per share ( the "Common Stock"), set forth opposite their names on Schedule 1 attached hereto, at a purchase price of $3.216 per share, which amount shall be paid to the Company within three (3) days of the date hereof, in each case with payment to be made by each Purchaser in immediately available funds by wire transfer to a bank account designated by the Company.

                   (b) Promptly after the execution and delivery of this Agreement, the Company shall deliver stock certificates to each Purchaser representing the shares of Common Stock purchased by it hereunder.

             2. Representation and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

                   (a) The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Agreement in any material respect, or (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company (a "Material Adverse Effect").

                   (b) Assuming (without any independent investigation or verification by or on behalf of the Company) the accuracy of the representations and warranties of the Purchasers set forth in Section 3, the offer and sale of


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the Shares are exempt from registration under Section 5 of the Securities Act of
1933, as amended (the "Securities Act"). Neither the Company nor any person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Shares to the registration requirements of
Section 5 of the Securities Act.

                   (c) The Company has not (i) distributed any offering materials in connection with the offering and sale of the Shares other than the Disclosure Materials (as defined below) and other filings by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") prior to the date hereof, or (ii) solicited any offer to buy or sell the Shares by means of any form of general solicitation or advertising.


                   (d) The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing material being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement furnished by or on behalf of the Company and any press releases issued by the Company subsequent to the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2001, the "Disclosure Materials") on a timely basis, or has received a valid extension of such time of filing. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise indicated in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Annual Report on Form 10-K, there has been no event, occurrence or development that has had a Material Adverse Effect which is not specifically disclosed in any of the Disclosure Materials.

                   (e) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company is not in


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violation of any of the provisions of its Certificate of Incorporation, as amended (the "Certificate of Incorporation"), or By-Laws (the "By-Laws").


                   (f) As of the date hereof, the Company has a sufficient number of shares of Common Stock authorized and duly reserved for issuance of additional shares. When issued in accordance with the terms hereof, the Shares will be duly authorized, validly issued, fully paid and nonassessable.


                   (g) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or By-laws or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any material property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

             3. Representation and Warranties of the Purchasers. Each Purchaser severally hereby represents and warrants to the Company as to itself as follows:


                   (a) Such Purchaser, if an individual, has the capacity to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. Such Purchaser, if an entity, is a limited partnership, corporation or other entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite legal power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The purchase by the Purchaser of the Shares has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                   (b) Such Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares, and the merits and risks of investing in the Shares;
(ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to


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obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

                   (c) The execution, delivery and performance of this Agreement and the consummation by each Purchaser of the transactions contemplated hereby or relating hereto do not and will not (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Purchaser is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on Purchaser). The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares in accordance with the terms hereof.

                   (d) During the sixty (60) day period ending on the date hereof, neither such Purchaser nor, to its knowledge, any of its affiliates, has, directly or indirectly, (i) engaged in any sales (including short sales) of shares of Common Stock, (ii) acquired a "put equivalent position" (as the term is defined in Rule 16a-1 of the Exchange Act) with respect to shares of Common Stock; (iii) entered into a swap agreement or an agreement with respect to a swap agreement ("derivative swap agreement") where the value of the swap agreement or the derivative swap agreement increases as the value of the Common Stock decreases; or (iv) made any recommendations to any third parties that such third parties should take one or more of the actions set forth in (i) through
(iii) above.

                   (e) Any information provided by each Purchaser for inclusion in the Registration Statement (as defined below) (or any amendment thereof or supplement thereto) will not contain any untrue statement of material fact or omit to state any material fact require to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                   (f) Such Purchaser has not sold any equity security of the Company during the six (6) month period ending on the date hereof.

                   (g) At the time such Purchaser was offered the Shares, it was, and at the date hereof, it is, and at the closing an "accredited investor" as defined in Rule 501 under the Securities Act.

                   (h) Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

                   (i) Such Purchaser is able to bear the economic risk of an investment in the Shares, and, at the present time, is able to afford a complete loss of such investment.


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                   (j) Such Purchaser acknowledges receipt of the Disclosure
Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares, and the merits and risks of investing in the Shares;
(ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

                   (k) The Shares being purchased by such Purchaser are not being acquired, directly or indirectly, with the assets of any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

                   (l) Such Purchaser understands and acknowledges that (i) the Shares are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

             4. Other Agreements of the Parties.

                   (a) If applicable, the Company shall notify The Nasdaq Stock Market, in accordance with its rules and regulations, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser or subsequent holders.

                   (b) The Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, until the Registration Statement is filed with the Commission for the Shares.

                   (c) As long as any Purchaser owns any Shares, the Company covenants to timely file (or obtain extensions in respect thereof) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If the Company or a successor to the Company is not at the time required to file reports pursuant to such sections, the Company will prepare and furnish to each Purchaser annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would


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otherwise be required to be included in reports required by Section 13(a) or
15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act. The Company shall use its best efforts to at all times comply with Rule 144(c) promulgated under the Securities Act.

             5. Indemnification.

                   (a) The Company agrees to indemnify, defend and hold harmless each Purchaser (and their directors, officers, fund managers, affiliates, agents, successors and assigns and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) from and against any and all losses, claims, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) (collectively "Losses") as incurred by the Purchaser as a result of or arising from (i) any inaccuracy in or breach of the representations, warranties, covenants and/or agreements made by the Company herein; and/or (ii) (A) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Disclosure Materials, or (B) the omission or alleged omission to state in the Disclosure Materials, or any document incorporated by reference therein, any material fact required to be stated herein or necessary to make the statements therein not misleading; provided, however, that, with respect to (ii) above only, the Company shall not be liable to any Purchaser for any Loss to the extent that a final judgment by a court or body of proper jurisdiction, as to which no appeal is pending and the time for all appeals has expired, determines that any such Loss arises out of or is based upon information provided by such Purchaser in writing for use in connection with the Disclosure Materials. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Purchasers in successfully enforcing this paragraph (a).

                   (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by the Purchaser or based upon any untrue statement or alleged untrue statement of a material fact provided by the Purchaser for inclusion in the Disclosure Materials.

                   (c) In the event that any person entitled to indemnification under paragraph (a) or (b) under this Section 5 (an "Indemnified Party") becomes subject to any claim under Section 5 above that may result in Losses, such Indemnified Party shall notify the person obligated to indemnify such Indemnified Party under this Section 5 (the "Indemnifying Party") (a "Notice of Claim") as soon as possible, but in any event within ten (10) days of written receipt of such claim. Failure to give such timely Notice of Claim shall relieve the Indemnifying Party of its obligations under Section 5 to the extent the Indemnifying Party is prejudiced by such delay.

                   (d) In connection with Section 6 above, the Indemnifying Party may elect to assume the defense of a claim made against an Indemnified Party, in which case the Indemnifying Party shall not be liable for any expenses (including, but not limited to, attorneys' fees) incurred by the Indemnified


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Party in connection with the defense of such claim, unless (i) the Indemnified
Party reasonably determines that there would be a conflict if such defense were assumed; or (ii) the Indemnifying Party does not notify an Indemnified Party that it is assuming such defense within ten (10) days of receipt from Indemnified Party of the Notice of Claim, in either of which cases it shall reimburse such Indemnified Party for its reasonable legal fees and expenses, as incurred, on a monthly basis. Anything in this paragraph to the contrary notwithstanding, the Indemnifying Party shall not be liable for any settlement of, or expenses incurred with respect to, any such claim or action effected without its written consent, which consent shall not be unreasonably withheld.

             6. Rights and Obligations of Purchasers Several, not Joint. The rights and obligations of the Purchasers under this Agreement are several and not joint.

             7. Miscellaneous.

                   (a) The Company shall pay the expenses incurred by the Company incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Each Purchaser shall be responsible for its own legal fees and tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

                   (b) This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

                   (c) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (EST), or the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (EST); or (iii) upon receipt, when deposited with a nationally recognized overnight express courier service, fully prepaid, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


If to the Company:           Strategic Diagnostics Inc.
                             111 Pencader Drive
                             Newark, Delaware 19702
                             Fax:  302.456.6793
                             Attn: Richard Birkmeyer

If to the Purchasers:        To the address set forth next to their names on
                             the signature page to this Agreement

or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by such person.


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                   (d) No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchasers; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                   (e) The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                   (f) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor any Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

                   (g) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                   (h) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

                   (i) The representations and warranties of the Company and the Purchasers contained herein shall survive closing.

                   (j) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the executing party with the same force and effect as if such facsimile signature page were an original thereof.

                   (k) The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither the Company nor the Purchasers shall issue any such press release or otherwise make any such public statement without the prior consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement.

                   (l) In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.





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         IN WITNESS WHEREOF, the parties to this Agreement have caused this
Agreement to be duly executed as of this date first written above


                                      STRATEGIC DIAGNOSTICS INC.

                                      By:___________________________


AGREED TO AND ACCEPTED BY:

FOR ENTITIES:


                                       _____________________________
                                       Print Name of Holder

Dated:________________                 By:__________________________
                                          Name of Authorized Officer

Attest:________________                Title:________________________

                                       Address of Entity Holder for Notices:
                                       -------------------------------------


                                       ______________________________

                                       ______________________________

                                       ______________________________


FOR INDIVIDUALS:


Dated:___________________              By:__________________________
                                          Signature

Witness:_________________              _____________________________
                                                Print Name

Print Name:______________

                                       Address of Individual Holder for Notices:
                                       -----------------------------------------


                                       ______________________________

                                       ______________________________

                                       ______________________________





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